Annual Shareholder Meeting Management Presentation April 20, 2021 Exhibit 99.1

Forward Looking Statements 2 This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, the extent to which the ongoing COVID-19 pandemic continues to disrupt the Company’s operations and financial condition and the operations and financial condition of its customers; the Company’s ability to manage costs and execute on its operational and budget plans, the Company’s ability to achieve its financial goals; the Company’s ability to operate under increased leverage and associated lending covenants; to pay its debt under its credit agreement; the Company’s ability to maintain relationships, profitability and contracts with commercial partners, including the impact of changes in consumer demand for the products the Company manufactures for its commercial partners; the Company’s ability to diversify and grow its business with new customers; customers’ changing inventory requirements and manufacturing plans; customer and prospective customers decisions to move forward with our manufacturing services; average profitability, or mix, of the products we manufacture; or customers facing increasing or new competition. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

An Emerging CDMO with a Clear Path to Sustained Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies End-to-End Capabilities – Servicing Early Stage through Commercial Production ANDA Ownership and Profit-Sharing Structure for Multiple Drug Assets Unique Expertise Solving Complex Solid Oral Dose Formulation & Development Challenges State-of-the-Art, Newly Upgraded Facilities, Available Capacity Highly Experienced CDMO Management and Board 7

Multiple Powerful Industry Tailwinds in the CDMO Market Source: William Blair Equity Research. Source: Biocentury, Pharmaprojects, FactSet, and William Blair Estimates. Source: QuintilesIMS / IQVIA. Continued outsourced penetration as biotech and pharma sponsors recognize the value of CDMO services 2015-2020 CAGR 14 Recro market focus is ~50% of total CDMO market

Development Expertise Manufacturing Expertise Recro’s capabilities across the product development value chain Customers That Start With Recro, Stay With Recro Quality and Regulatory Excellence Project Management 5

Looking Ahead – A Strategy for Growth

• Upgrading and expanding capabilities and competencies to best support clinical stage projects, expanding commercial programs and high value technology transfers and validations Executing a Multi-Pronged CDMO Growth Strategy 1 • In 2020 and 2021, key CDMO executives appointed to leadership and board • Deploying best practices across entire organization • In 2020, launched clinical trials materials business to support early-stage customers • Commercial manufacturing business continues to grow • In 2021, restructured and reduced debt to improve balance sheet • Stronger balance sheet best positions company for organic and inorganic growth Strengthening leadership and organization Expanding and diversifying customer base Strengthening balance sheet Enhancing capabilities and competencies

In 2020 and 2021, key appointments were made to Recro’s leadership and board David Enloe was appointed president & CEO in December 2020 Multiple years experience as CEO of CDMOs globally James (“Jim”) Miller was appointed to the Recro board of directors in February 2021 Industry thought leader and advisor Ryan Lake was appointed CFO in December 2020 Deep financial acumen in CDMO space Additional areas of reorganization Consolidated development and commercial operations to allow for improved visibility on the pipeline and to optimize resource allocation. Improved management of the supply chain, which is critical as Recro onboards multiple new customers and programs. Re-worked organizational structure to deploy commercial best practices across entire organization. Expanding business development team. Reorganization to Improve Efficiencies and Strengthen Leadership 8

Expanding and Diversifying our Customer Base 5 Expand existing commercial customer base: Add new commercial products Up-sell complementary services Expand existing development customer base: Guide projects through product cycle maturation Add additional development projects Increase productivity of business development: Mature and grow BD team in existing territories Add BD members in new territories Leverage recently added capabilities to drive new customer demand Add incremental capabilities – organically and / or inorganically

Customer Growth and Diversification Strategy is Paying Dividends 1 Represents new business projects which are signed and proposals that have been submitted as of Feb 2021 Recro’s New Business Pipeline (1) Prior to 2020, Recro focused principally on commercial programs In 2020, clinical trial support services (CTS) business launched to service pre-commercial projects Strategic move served to both increase and diversify customer base Diversified customer base reduces dependency on individual programs and mitigates revenue fluctuations

Amendments to Credit Facility $25 million reduction in debt principal balance, from ~$125M to ~$100M 1.5 percent interest rate reduction Provides additional flexibility with financial maintenance covenants through term of loan March 2023 Interest only (eliminated $24 million of principal amortization payments) Net cash leverage ratio 6.0x (debt-cash/EBITDA) Minimum liquidity $9 million ~$15 million in cash savings Equity issuance of $9 million shares of common stock priced at-the-market 11 Strengthening Balance Sheet Successful balance sheet strategies have allowed expanded investment in growth of technical and business development teams

Expansion of Capabilities and Competencies 12 Recent Progress: Facilities recently expanded to support expanding customer base, Multiple validation activities underway Smaller scale, High Potency, Clinical trial support services and Evaluation of inorganic addition(s) of capabilities

• Upgrading and expanding capabilities and competencies to best support clinical stage projects, expanding commercial programs and high value technology transfers and validations Early Progress in Each Key Strategic Area – More To Come 1 • In 2020 and 2021, key CDMO executives appointed to leadership and board • Deploying best practices across entire organization • In 2020, launched clinical trials materials business to support early-stage customers • Commercial manufacturing business continues to grow • In 2021, restructured and reduced debt to improve balance sheet • Stronger balance sheet best positions company for organic and inorganic growth Strengthening leadership and organization Expanding and diversifying customer base Strengthening balance sheet Enhancing capabilities and competencies

Strengthened Organization Creates Path To Sustained Growth Strong Regulatory Track Record Spanning Multiple Countries and Agencies End-to-End Capabilities – Servicing Early Stage through Commercial Production ANDA Ownership and Profit-Sharing Structure for Multiple Drug Assets Unique Expertise Solving Complex Solid Oral Dose Formulation & Development Challenges State-of-the-Art, Newly Upgraded Facilities, Available Capacity Highly Experienced CDMO Management and Board 7

Annual Shareholder Meeting Management Presentation April 20, 2021